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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 24, 2005

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

         1-12001                                         25-1792394
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 (Commission File Number)                     (IRS Employer Identification No.)

        1000 PPG Place, Pittsburgh, Pennsylvania              15222-5479
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        (Address of Principal Executive Offices)              (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         A.  Base Salaries for 2005

         On February 24, 2005, the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee (collectively, the "Committee") of the Board of Directors of Allegheny Technologies Incorporated (the "Company") approved the annual base salaries of the Company's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels of the Company's Named Executive Officers (which officers were determined by reference to the Company's proxy statement, dated March 29, 2004) for 2005:

NAME AND POSITION                                            BASE SALARY
-----------------                                            -----------
L. Patrick Hassey                                              $850,000
         Chairman, President
         and Chief Executive Officer

Richard J. Harshman                                            $400,000
         Executive Vice President, Finance
         and Chief Financial Officer

Douglas A. Kittenbrink                                         $400,000
         Executive Vice President,
         ATI Business Systems and
         Group Vice President, Engineered
         Products Segment

Jack W. Shilling                                               $400,000
         Executive Vice President,
         Corporate Development and
         Chief Technical Officer

Jon D. Walton                                                  $400,000
         Executive Vice President, Human
         Resources, Chief Legal and
         Compliance Officer, General Counsel
         and Corporate Secretary

B. Annual Incentive Plan for 2005

         The Committee set performance goals and opportunities for the 2005 fiscal year under the Annual Incentive Plan ("AIP") at its meeting on February 24, 2005. For Messrs. Hassey, Harshman, Kittenbrink, Shilling and Walton, attainment of performance goals will be based entirely on the degree to which the Company as a whole attains predetermined levels of the following performance measures with the relative weighting in determining individual AIP bonuses as shown below:



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         Predetermined Levels of:                             Relative Weight
         ------------------------                             ---------------
         Operating earnings                                         40%
         Operating cash flow                                        30%
         Manufacturing Improvements                                 10%
                o        Inventory Turns (5%)
                o        Yield Improvements (5%)
         Safety and Environmental Improvements                      10%
                o        Lost time incidents (5%)
                o        Recordable Incidents (5%)
         Customer responsiveness improvements                       10%
                o        Delivery performance (5%)
                o        Quality/Complaints (5%)

No AIP will be paid to the named officers if operating earnings are below the predetermined minimum.

         The individual AIP opportunities are granted at "Threshold", "Target" and "Maximum" levels, which are predetermined levels of achievement of the performance goals and are expressed as a percentage of base salary. For Mr. Hassey, the respective percentages of base pay that may be paid under AIP for 2005 based on the relative levels of achievement are 40% at Threshold, 80% at Target and 160% at Maximum. For Messrs. Harshman, Kittenbrink, Shilling and Walton, the Committee determined that the percentages of base salary to be paid under AIP for 2005 at Threshold would each be 30%, at Target would each be 60% and at Maximum would each be 120%.

         Under the AIP, the Committee retains negative discretion to reduce actual amounts payable to an individual by up to 20% each if the individual does not achieve goals determined appropriate by the Committee. The Committee also has the discretion to pay additional amounts as annual bonus if, in its discretion, such additional amounts are warranted under the circumstances, including achieving financial performance in excess of the Maximum performance goals set for the year. No discretionary additional amount would be performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

         C. Long-Term Incentive Programs with Measurement Periods Beginning in 2005

         At its February 24, 2005 meeting, the Stock Incentive Award Subcommittee established a Total Shareholder Return measurement period under the Company's Total Shareholder Return Incentive Compensation Program ("TSRP") measuring total shareholder return for the period January 1, 2005 through and including December 31, 2007 and determined award opportunity levels for that period. Also, the Stock Incentive Award Subcommittee awarded shares of common stock of the Company subject to the restrictions described below. In addition, the Personnel and Compensation Committee established a Key Executive Performance measurement period for the period January 1, 2005 through December 31, 2007 under the Company's Key Executive Performance Program ("KEPP") and set performance goals and award opportunities under the KEPP. The Committee also determined that it would not grant stock options as part of the long-term incentive program beginning in 2005.

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         (1)  TSRP

         The Company's TSRP measures the Company's relative total shareholder return ("TSR") (generally, the change in the trading price of a share of common stock of the Company plus dividends paid) for the measurement period against the total shareholder return of a group of publicly traded companies deemed comparable by the Stock Incentive Award Subcommittee for the same measurement period. A target number of shares, determined by dividing a predetermined percentage of an individual's base salary by the average of the high and low trading prices of a share of the Company's common stock for the thirty business days preceding January 1, 2005, will be delivered in 2008 to participants in the TSRP if the Company's relative TSR is at the level that includes the 50th percentile. One half the target number of shares will be delivered if the level of the Company's TSR performance includes the 25th percentile, twice the target number if the level of the Company's TSR performance includes the 75th percentile and 3 times the target number if the level of the Company's TSR performance includes the 90th percentile or higher; interpolation is made on a straight line basis between each scale. The following table shows the percentage of base salary used to determine the TSRP award for the 2005 through 2007 measurement period for the individuals indicated:

Name:                                        Percentage
----                                         ----------

Mr. Hassey                                       80%
Mr. Harshman                                     50%
Mr. Kittenbrink                                  50%
Mr. Shilling                                     50%
Mr. Walton                                       50%


         (2) Restricted Stock

         The Committee determined that shares of Company common stock granted in 2005 would be subject to the following restrictions. One half the number of restricted shares granted to an individual would be performance based and would vest, if at all, if the Company's earnings determined in accordance with generally accepted accounting principles exceeded an aggregate of $150,000,000 for the period January 1, 2005 through and including December 31, 2007 and the holder of the restricted shares was then an employee of the Company (except for retirement, death or disability). If that level of aggregate earnings was not exceeded for the three-year period ending December 31, 2007 or if the employee left employment with the Company for any reason other than retirement, death or disability before December 31, 2007, the shares of performance-based restricted stock would be forfeited. One half the number of shares granted to an individual would vest on the earlier of (i) December 31, 2007 if the earnings threshold described above for performance-based restricted shares was reached for the three-year period ending December 31, 2007 or (ii) February 24, 2010 if the employee was then an employee of the Company (except for retirement, death or disability). The aggregate number of shares of restricted stock granted to an individual is determined by dividing the individual's base salary by the average of the high and low trading prices of a share of Company common stock on the date of grant. The following table shows the respective percentage of base salary used to determine the number of shares of restricted stock for the individuals named:



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Name                                           Percentage
----                                           ----------
Mr. Hassey                                         80%
Mr. Harshman                                       50%
Mr. Kittenbrink                                    50%
Mr. Shilling                                       50%
Mr. Walton                                         50%


         (3) KEPP

         The Company's KEPP is a long-term cash bonus plan in which nine key individuals, including the five named below, participate and will receive cash payments in 2008 if, but only if, a predetermined level of aggregate income before taxes is attained or exceeded. KEPP was established by the Committee in 2004 in order to keep the Company's long-term incentive programs competitive with peer companies.

         The KEPP program is divided into two levels, one requiring payment of cash bonuses if a designated level of aggregate income before taxes is reached and the second permitting the Committee to exercise negative discretion on a separate bonus pool formed if aggregate income before taxes equal or exceed designated amounts. The Committee's negative discretion concerning the second level will be based on the Committee's evaluation of the extent to which designated key operational objectives are achieved and the Committee's evaluation of the performance of the trading price of the Company's common stock. At the February 24, 2005 meeting, the Committee specified and weighted 11 key operational objectives unique to the business and plans of the Company that it believes are essential to reposition the Company for sustained financial performance not only for the 2005 through 2007 measurement period but also for years after that performance period.

         The levels of aggregate income before taxes specified by the Committee for the 2005 through 2007 performance period under KEPP are amounts of earnings that the Committee believes to be both a significant challenge to management and a significant acceleration of the Company's rate of financial improvement over the base period. KEPP for the 2005 through 2007 measurement period denominates ten different levels of aggregate income before taxes starting at a minimum amount of $420 million in aggregate income before taxes for the 2005 through 2007 measurement period and increasing in increments of $40 million in aggregate income before taxes for each of the successive nine gradients up to a maximum of $780 million in aggregate income before taxes. At the lowest gradient, $420 million in aggregate income before taxes for the 2005 through 2007 measurement period, the level one and level two bonus pools are each approximately 0.85% of that amount of aggregate income before taxes. Level one bonus pools under KEPP increase on a graduated scale as aggregate income before taxes increases through the specified gradients and reach a maximum of 4.6% of the aggregate income before taxes at the highest of the ten gradients. Level two bonus pools subject to the Committee's negative discretion increase at the same graduated scale used for level one for the first five gradients of aggregate income before taxes and thereafter the level two bonus pool decreases on a graduated scale as aggregate income before taxes increases through the gradients so that no bonus pool under level two is available at the highest gradient of aggregate income before taxes. No additional KEPP payment is made in respect of aggregate income before taxes in excess of $780 million during the 2005 through 2007 KEPP performance period.

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         At the February 24, 2005 meeting the Committee also set forth the amounts of cash bonuses that would be paid under level one at each gradient of aggregate income before taxes and the amount subject to the Committee's negative discretion at each gradient of aggregate income before taxes under level two. The percentage of the bonus pools that would or could be paid to the named individuals below vary slightly by gradient of aggregate income before taxes with the variation primarily reflected in smaller percentages of the bonus pools made available to Mr. Hassey and correspondingly larger percentage for other KEPP participants at intermediate gradients. The following table shows the approximate average percentage of the bonus pools payable to the named individuals under the KEPP for the 2005 through 2007 measurement period:

Name                                           Percentage
----                                           ----------
Mr. Hassey                                         24%
Mr. Harshman                                       11%
Mr. Kittenbrink                                    11%
Mr. Shilling                                       11%
Mr. Walton                                         11%

         In determining to establish a measurement period under KEPP for the 2005 through 2007 period and setting the gradients and potential bonuses as it did, the Committee recognized that (i) if no amounts were earned under KEPP during the 2005 through 2007 measurement period or under the KEPP measurement period established in 2004 for the 2004 through 2006 period, the five individuals named above would receive average annualized compensation from the Company under all programs substantially below the 50th percentile of a group of public, industrial companies with sales approximately equal to the Company's,
(ii) if only lower levels of cash bonuses were earned under KEPP during the two measurement periods, the five named individuals would receive average annualized compensation from the Company under all programs approximately equal to the 50th percentile of that comparable group and (iii) if the maximum amounts were earned under KEPP for the two measurement periods, the five named individuals would receive average annualized compensation from the Company under all programs at approximately the 90th percentile of the comparable group. The Committee believed that requiring management to have substantial portions of their respective compensation based on verifiable financial results of the Company at risk was in the best interests of the Company and that, if the maximum levels of earnings for the 2004 through 2006 measurement period and aggregate income before taxes for the 2005 through 2007 measurement period were attained, the Company's previous financial performance would have been so far surpassed that payment at or about the 90th percentile would be warranted.

         D.       Amendment of the 2000 Incentive Plan

         At its February 24, 2005 meeting the Committee also amended the Company's 2000 Incentive Plan so that the plan would have a ten year term beginning on May 11, 2000, the date the stockholders of the Company initially approved the 2000 Incentive Plan. Prior to the amendment, there was no expiration date specified in the 2000 Incentive Plan. As amended, the 2000 Incentive Plan will expire on May 10, 2010, unless reapproved by the stockholders of the Company prior to that time. In addition, the Committee clarified by amendment that cash flow and income before taxes were appropriate measures for performance-based compensation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLEGHENY TECHNOLOGIES INCORPORATED


                                 By: /s/ Jon D. Walton
                                     ----------------------------
                                     Jon D. Walton
                                     Executive Vice President, Human Resources,
                                     Chief Legal and Compliance Officer


Dated:  March 2, 2005